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                        SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                            DATED FEBRUARY 28, 1995

    On October 26, 1995, the Trustees of Dean Witter Select Dimensions Investment Series amended the investment policies of the Utilities Portfolio of the Fund to increase the percentage of the Portfolio's total assets which may be invested in foreign securities. Accordingly, the fifth sentence in the subsection entitled "General Portfolio Techniques -- Foreign Securities" in the section of the Prospectus entitled "Investment Objectives and Policies," appearing on page 32 of the Prospectus, is hereby replaced by the following:

            The AMERICAN VALUE PORTFOLIO may invest up to 35% of the value of its total assets, at the time of purchase, in foreign securities. The UTILITIES PORTFOLIO may invest up to 20% of the value of its total assets, at the time of purchase, in foreign securities, with a maximum of 10% of the value of its total assets, at the time of purchase, invested in such securities that are not American Depository Receipts.

October 26, 1995